As filed with the Securities and Exchange Commission on November 25, 2002

                                             Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                              LIMITED BRANDS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                                5621                                31-1029810
   (State or other jurisdiction of         (Primary Standard Industrial                 (I.R.S. Employer
    incorporation or organization)          Classification Code Number)              Identification Number)

                             Three Limited Parkway
                                 P.O. Box 16000
                              Columbus, Ohio 43216
                                 (614) 415-7000
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                ---------------

                                SAMUEL P. FRIED
                       Senior Vice President and General
                                    Counsel
                              Limited Brands, Inc.
                     Three Limited Parkway, P.O. Box 16000
                              Columbus, Ohio 43216
                                 (614) 415-7000
                                ---------------
    (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------

                                   Copies to:
             SARAH BESHAR                             JEAN HANSON
        Davis Polk & Wardwell               Fried, Frank, Harris, Shriver &
         450 Lexington Avenue                           Jacobson
       New York, New York 10017                    One New York Plaza
            (212) 450-4000                      New York, New York 10004
                                                     (212) 859-8000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ ]__________

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[X] 33-53366

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. __________

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                ---------------

                                          CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                           Proposed Maximum  Proposed Maximum
         Title of Each Class             Amount to be       Offering Price       Aggregate          Amount of
   of Securities to be Registered         Registered        Per  Unit (1)   Offering Price (1)   Registration Fee
-----------------------------------------------------------------------------------------------------------------
Debt Securities                           $50,000,000              100%         $50,000,000         $4,600.00
=================================================================================================================
(1)   Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457 under the Securities Act of 1933.

Incorporation by Reference of Registration Statement on Form S-3,
File No. 33-53366

     Limited Brands, Inc. (the "Company")(formerly named The Limited, Inc.) hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 33-53366) declared effective on February 25, 1993 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

Exhibits

     The following documents are filed as exhibits to this Registration
Statement.

     Exhibit Number                   Description
     --------------                   -----------

          5.1         Opinion of Davis Polk & Wardwell
         15.1         Awareness Letter of PricewaterhouseCoopers LLP
         23.1         Consent of PricewaterhouseCoopers LLP
         23.2         Consent of Davis Polk & Wardwell (included in Exhibit 5.1)
         25.1 Powers of Attorney (included as an exhibit to the Registration Statement on Form S-3, File No. 33-53366)*

*Previously filed

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on this 25th day of November, 2002.


                                          LIMITED BRANDS, INC.


                                          By: /s/ V. Ann Hailey
                                              ----------------------------------
                                              Name:  V. Ann Hailey
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

            Signature                          Title                   Date
            ---------                          -----                   ----


    /s/ Leslie H. Wexner           Chairman of the Board of
--------------------------------   Directors, President and
        Leslie H. Wexner           Chief Executive  Officer    November 25, 2002



     /s/ V. Ann Hailey             Director, Executive Vice President
--------------------------------   and Chief Financial Officer
         V. Ann Hailey             (Principal Financial Officer
                                   and Principal Accounting
                                   Officer)                    November 25, 2002



--------------------------------   Director
      Eugene M. Freedman


--------------------------------   Director
        E. Gordon Gee


--------------------------------   Director
       James L. Heskett


             *
--------------------------------   Director                    November 25, 2002
       David T. Kollat


   /s/ Leonard A. Schlesinger
--------------------------------   Director                    November 25, 2002
       Leonard A. Schlesinger


--------------------------------   Director
    Donald B. Shackelford


              *
--------------------------------   Director                    November 25, 2002
       Allan R. Tessler

            Signature                             Title                   Date
            ---------                             -----                   ----


--------------------------------   Director
         Alex Shumate


             *
--------------------------------   Director                    November 25, 2002
        Martin Trust


--------------------------------   Director
      Abigail S. Wexner


           *
--------------------------------   Director                    November 25, 2002
       Raymond Zimmerman


*By: /s/ Leslie H. Wexner
     ---------------------------
     Leslie H. Wexner
     Attorney-in-fact

                                    EXHIBITS


   Exhibit Number     Description
   --------------     -----------

        5.1           Opinion of Davis Polk & Wardwell
       15.1           Awareness Letter of PricewaterhouseCoopers LLP
       23.1           Consent of PricewaterhouseCoopers LLP
       23.2           Consent of Davis Polk & Wardwell (included in Exhibit 5.1)
       25.1 Powers of Attorney (included as an exhibit to the Registration Statement on Form S-3, File No. 33-53366)*

*Previously filed